                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1731

                             SOURCE CAPITAL, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  DECEMBER 31, 2004

Item 1. Report to Stockholders

[SOURCE CAPITAL, INC. LOGO]
SOURCE CAPITAL, INC.

2004
ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31

                          SUMMARY FINANCIAL INFORMATION

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                                         2004                                2003
                                                            -------------------------------     ------------------------------
                                                                TOTAL              PER              TOTAL             PER
                                                                 NET              COMMON             NET             COMMON
                                                               ASSETS              SHARE            ASSETS            SHARE
                                                            -------------     -------------     -------------    -------------
Beginning of year                                           $ 521,248,726     $       56.62     $ 395,175,835    $       41.90
                                                            -------------     -------------     -------------    -------------
Net gain on investments, realized and unrealized            $  88,404,339     $       10.65     $ 150,721,705    $       18.36
Net investment income                                           3,759,389              0.45         3,348,480             0.41
Distributions to Preferred shareholders                        (4,726,109)            (0.57)       (4,726,108)           (0.57)
Distributions to Common shareholders                          (33,146,891)            (4.00)      (28,645,415)           (3.50)
Proceeds from shares issued for distributions
  reinvested by shareholders                                    6,189,190              0.05         5,374,229             0.02
                                                            -------------     -------------     -------------    -------------
    Net changes during year                                 $  60,479,918     $        6.58     $ 126,072,891    $       14.72
                                                            -------------     -------------     -------------    -------------
End of year                                                 $ 581,728,644     $       63.20     $ 521,248,726    $       56.62
                                                            =============     =============     =============    =============

Common market price per share                               $       71.54                       $       59.38
Common market premium to net asset value                             13.2%                                4.9%

Preferred asset coverage                                            1,074%                                963%
Preferred liquidation preference per share                  $       27.50                       $       27.50
Preferred market price per share                            $       34.75                       $       33.81

                           DESCRIPTION OF THE COMPANY

     SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets of approximately $582,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

     Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,347,998 shares of Common Stock outstanding.

     Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

     Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

     Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

     The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2004 INVESTMENT PORTFOLIO RETURNS

     Total net assets of Source Capital amounted to $581,728,644 at December 31, 2004. After providing for Preferred Stock equity, Common equity amounted to $527,575,314 or $63.20 of net asset value per Common share. This compared with total net assets of $521,248,726, Common equity of $467,095,396 and net asset value per Common share of $56.62 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $37,873,000. As a result, Source Capital achieved a total investment return during 2004 of 19.5% on its Common net asset value, and 18.4% on total net assets, with both figures reflecting the reinvestment of dividends and distributions.

     The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. Each of the last five calendar years is shown, as well as annualized returns for longer periods. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

     In February 2004, the Board of Directors adopted a new flexible distribution policy. This new policy will allow the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides for the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

     Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies led us to sell certain holdings in 2004, and these sales resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

     As a result of these changes, the Company realized $28,973,841 in net capital gains in 2004. However, distribution of these gains did not require payment of a special distribution. Detailed tax information is presented on page 9.

MARKET PRICES AND SHAREHOLDER RETURNS

     In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

     In prior years we have commented on the dramatic difference between that year's market returns for Source shareholders (the change in Source's quoted price plus

                            SOURCE CAPITAL               STOCK MARKET INDICES                  FIXED-INCOME INDICES
                       -----------------------   ------------------------------------    --------------------------------
                          TOTAL       COMMON       RUSSELL        S&P                     LEHMAN BROTHERS      TREASURY
      PERIOD           NET ASSETS     EQUITY        2500          500         DJIA       GOVT/CREDIT INDEX    BILL YIELDS
---------------------- ----------   ----------   ----------     --------    ---------    -----------------    -----------
Annual Rate of Return:
        2004              +18.4%       +19.5%       +18.3%       +10.9%       + 3.2%            + 4.2%           +1.2%
        2003              +40.5        +45.7        +45.5        +28.7        +25.3             + 4.7            +1.1
        2002              -14.6        -17.1        -17.8        -22.1        -15.0             +11.0            +1.7
        2001              +22.8        +24.7        + 1.2        -11.9        - 5.4             + 8.5            +4.1
        2000              + 9.5        + 9.6        + 4.3        - 9.1        - 4.7             +11.9            +6.0
  Annual Compound
  Rate of Return:
       3 years            +12.4        +13.0        +12.3        + 3.6        + 3.2             + 6.6            +1.3
       5 years            +13.8        +14.6        + 8.4        - 2.3        - 0.2             + 8.0            +2.8
      10 years            +15.8        +16.8        +13.8        +12.1        +12.6             + 7.8            +4.0
      20 years            +13.5        +14.4        +13.5        +13.2        +14.4             + 8.8            +4.9

dividends received) and the actual investment returns earned by the Source portfolio. It turns out that five of the past six years have seen similar large differences, as the premium at which Source has traded over its net asset value has fluctuated considerably. An increase in the premium (or decrease in the discount) will, of course, produce a market return greater than that actually earned on the underlying portfolio, while a decrease in the premium will have the opposite effect.

                                                                  YEAR-END
           PREMIUM/        MARKET        INVESTMENT      --------------------------
          (DISCOUNT)       RETURN          RETURN            NAV       MARKET PRICE
         ------------     --------      ------------     -----------   ------------
2004        13.2%           27.2%           19.5%        $     63.20   $      71.54
2003         4.9%           19.0%           45.7%        $     56.62   $      59.38
2002        26.1%           (5.9)%         (17.1)%       $     41.90   $      52.85
2001        10.1%           24.5%           24.7%        $     55.45   $      61.02
2000         8.4%           22.5%            9.6%        $     48.62   $      52.69
1999        (4.8)%          14.4%           23.1%        $     50.70   $      48.25

     The following table presents 2004 market returns for both Common and Preferred shareholders:

                             COMMON        PREFERRED
                              STOCK          STOCK
                           -----------    -----------
Change in Market Value:
   NYSE Closing Price
     -- 12/31/2004         $     71.54    $     34.75
   NYSE Closing Price
     -- 12/31/2003               59.38          33.81
                           -----------    -----------
   Net change in 2004      $     12.16    $      0.94
Distributions in 2004             4.00           2.40
                           -----------    -----------
Total return -- Amount     $     16.16    $      3.34
Total return -- Percent           27.2%           9.9%

     Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 28.4% during 2004. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 28 years since its inception experienced an annual compound rate of return of 18.0%.

COMMENTARY

     As we now approach the fifth anniversary of the stock market's March 2000 peak, it may be instructive to look at how investors have fared in the subsequent years. Two observations stand out.

     First, just as the speculative boom that led up to the market peak was very uneven, with some stocks participating to a far greater degree than others, the post-bubble market has also had its winners and losers. Generally, small and non-tech stocks, which missed much of the 1990s' party, have done well, especially relative to the negative performance for the market as a whole.

     Second, although we are all familiar with long-term studies which show that equity markets have delivered quite attractive returns over virtually all long time periods, it turns out that purchasing shares of even the best companies at bubble highs is unlikely to EVER deliver adequate rates of return. For example, investors who purchased Microsoft, Intel, and Cisco, each large and highly successful businesses, in March 2000, have now lost about two thirds of their funds, or 20% annually over the subsequent five-year period. In other words, they have suffered a substantial and permanent loss of capital.

     Source has approached the market environment of the past five years no differently than prior periods. We have striven to own high-quality businesses, but have refused to overpay for them. Though this has produced past periods of underperformance when overpriced stocks became even more overpriced, on balance it has served the Source shareholder well.

     The following table shows returns for one-, three-, and five-year periods for the leading large- and small-cap averages, as well as for Source.

                                                                  VALUE OF $1.00
                     2004         3 YEARS*       5 YEARS*       INVESTED 1/1/2000
                  -----------    -----------    -----------     -----------------
Nasdaq                8.6%           3.7%         (11.8)%       $            0.53
S & P 500            10.9%           3.6%          (2.3)%       $            0.89
Russell 2000         18.3%          11.5%           6.6%        $            1.38
Source               19.5%          13.0%          14.6%        $            1.97

   * Annualized Return

     We were frankly surprised at how strongly the market performed in 2004, especially after the large advance of 2003. Most indexes were up between 10% and 20%, with small-cap stocks repeating their leadership performance of 2003. The Russell 2000, for example, is up about 75% over the past two years, and has nearly doubled from its March 2003 lows.

     Source's performance in 2004, a gain of 19.5%, was very gratifying. We have now beaten the benchmark Russell 2500 for each of the past 5 years, though by only the slimmest of margins for 2002-2004. The Russell 2500 excludes the 500 largest companies in the Russell 3000 Index, which is comprised of the 3,000 largest publicly traded U.S. companies. The table below shows Source's returns for each year since 2000, as well as those of the Russell 2500.

                   2000       2001       2002        2003       2004     FIVE YEARS*
                  -------    -------    -------     -------    -------   ----------
Source              9.6%      24.7%     (17.1)%      45.7%      19.5%       14.6%
Russell 2500        4.3%       1.2%     (17.8)%      45.5%      18.3%        8.4%

   * Annualized Return

     We would like to discuss a recent addition to Source's portfolio. Founded in 1917 as a pioneer in the development of all-wheel drive technology, OSHKOSH TRUCK has spent most of its existence as a builder of military trucks. Under new management, Oshkosh reinvented itself in the mid-1990s. Starting with a business that was two thirds defense products,

Oshkosh aggressively diversified. With a series of acquisitions, it entered related specialty truck areas, buying either the market leader, or more often, the strong number two company in the industry. It improved manufacturing and invested in product development and technology. Over time, almost all of these acquired businesses have gained the number one share position as well as improved profitability. Sales have increased from $400 million in 1996 to over $2 billion today.

     As it expanded the scope of its business, Oshkosh took on large amounts of debt, but its strong cash flow has enabled it to considerably reduce leverage in recent years--from debt at 65% of capital five years ago to just 15% today. Returns on capital have been excellent and trending upwards. Return on equity over the past five years has averaged 20%.

     Oshkosh's largest business is defense, where it supplies medium and heavy trucks to the U.S. and U.K. military. Though somewhat lumpy, with a small number of very large contracts, it has the advantage of large backlogs and long-lived procurements, as well as a continuing demand for parts and reconditioning. Oshkosh is the market share leader, well ahead of rival Stewart and Stevenson, with projected Year 2005 sales of about $1 billion, 35% of the corporate total. Oshkosh's defense operations are currently especially busy because of the severe wear on vehicles operating in Iraq and Afghanistan.

     Oshkosh entered the fire-truck and emergency-vehicle business in 1996, acquiring Pierce Manufacturing, the number two company in the industry, behind Federal Signal's E-One. Current Pierce sales are about $700 million, or one quarter of total Oshkosh revenues. It has grown to the leading market share spot, with about 30% of the U.S. market, helped both by its own product innovations and by missteps of E-One.

     Oshkosh entered the cement mixer market in 1998 with its purchase of McNeilus Companies. With a 65% share, McNeilus was already by far the market leader, however, Oshkosh has further grown its share to about 75%. Current sales are $550 million, or 20% of Oshkosh's total. It has recently introduced a revolutionary new product--a cement truck with a plastic composite drum replacing the usual steel drum. Because the drum is 2,000 pounds lighter, the new trucks can carry an extra ton of cement, significantly reducing transportation costs per unit delivered. Oshkosh has recently started to aggressively market this exciting new product to its cement-mixer customers.

     Oshkosh also makes refuse truck bodies, a business it entered by acquisition in 1998 in the U.S. (McNeilus) and 2001 in Europe (Geesink Norba). At the time it was a distant number two, with barely half the 32% market share of leader Heil (owned by Dover). It has now completely closed that gap and is tied for the number one spot with Heil, at about 25% each, having successfully executed a strategy of focusing on the Big 3 private haulers. With total sales of $400 million, refuse trucks represent 15% of Oshkosh revenues.

     Oshkosh's most recent business is tow trucks and wreckers, which it entered in June 2004, with the purchase of Jerr-Dan. With sales of $100 million, Jerr-Dan is half the size of market leader Miller, but has some innovative technology that Oshkosh plans to develop further.

     We purchased most of our Oshkosh Truck position during the middle of last year at about $50 per share, 16x year 2004 earnings. We believe that the share price was under pressure because of some nagging concerns about the business, including difficulty in recovering steel cost increases, a large U.K. military truck contract not awarded to Oshkosh, and manufacturing issues at Geesink Norba and with the new cement-truck drum.

     After a recent strong December quarter earnings report, the Street appears to be feeling better about most of these issues, and the stock is trading at about $70 per share or 17-18x estimated 2005 earnings. We are comfortable with our 2.5% position and hope to own Oshkosh Truck for many years.

Respectfully submitted,

/s/ Eric S. Ende
Eric S. Ende
President and
  Chief Investment Officer
January 31, 2005

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2004

COMMON STOCKS                                          SHARES          VALUE
-----------------------------------------------     -----------   ---------------
PRODUCER DURABLE GOODS -- 15.9%
Crane Co.                                               435,000   $    12,545,400
Diebold, Incorporated                                    50,000         2,786,500
Graco Inc.                                              514,500        19,216,575
HNI Corporation                                         321,400        13,836,270
IDEX Corporation                                        511,500        20,715,750
Oshkosh Truck Corporation                               162,500        11,111,750
Zebra Technologies Corporation (Class A)*               220,000        12,381,600
                                                                  ---------------
                                                                  $    92,593,845
                                                                  ---------------

ENERGY -- 12.3%
Cal Dive International, Inc.*                           725,000   $    29,543,750
Noble Corporation*                                      460,000        22,880,400
Tidewater Inc.                                          540,000        19,229,400
                                                                  ---------------
                                                                  $    71,653,550
                                                                  ---------------

BUSINESS SERVICES & SUPPLIES -- 12.1%
Charles River Laboratories International, Inc.*         280,000   $    12,882,800
Invitrogen Corporation*                                 140,000         9,398,200
Landauer, Inc.                                           14,300           653,510
Manpower Inc.                                           300,000        14,490,000
Office Depot, Inc.*                                     900,000        15,624,000
ScanSource, Inc.*                                       284,000        17,653,440
                                                                  ---------------
                                                                  $    70,701,950
                                                                  ---------------

HEALTHCARE -- 11.1%
Bio-Rad Laboratories, Inc.*                             200,300   $    11,491,211
Health Management Associates, Inc.                      535,000        12,155,200
Lincare Holdings Inc.*                                  450,000        19,192,500
Renal Care Group, Inc.*                                 600,000        21,594,000
                                                                  ---------------
                                                                  $    64,432,911
                                                                  ---------------

RETAILING -- 9.1%
CarMax, Inc.*                                           750,006   $    23,287,686
O'Reilly Automotive, Inc.*                              652,500        29,395,125
                                                                  ---------------
                                                                  $    52,682,811
                                                                  ---------------

TECHNOLOGY -- 8.8%
Cognex Corporation                                      575,000   $    16,042,500
Plantronics, Inc.                                       380,000        15,758,600
SanDisk Corporation*                                    790,000        19,726,300
                                                                  ---------------
                                                                  $    51,527,400
                                                                  ---------------

                                                                   SHARES OR
                                                                     FACE
COMMON STOCKS (CONTINUED)                                           AMOUNT           VALUE
---------------------------------------------------------------   -----------   ---------------
FINANCIAL -- 7.6%
Brown & Brown, Inc.                                                   251,000   $    10,931,050
Arthur J. Gallagher & Co.                                             415,000        13,487,500
North Fork Bancorporation, Inc.                                       682,500        19,690,125
                                                                                ---------------
                                                                                $    44,108,675
                                                                                ---------------

ENTERTAINMENT -- 5.3%
Carnival Corporation                                                  536,600   $    30,924,258
                                                                                ---------------

MATERIALS -- 2.7%
Engelhard Corporation                                                 505,000   $    15,488,350
                                                                                ---------------

TRANSPORTATION -- 0.7%
Heartland Express, Inc.                                               180,300   $     4,051,341
                                                                                ---------------
TOTAL COMMON STOCKS -- 85.6% (Cost $281,946,646)                                $   498,165,091
                                                                                ---------------

PREFERRED STOCKS

REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.                                     100,000   $     2,628,000
Duke-Weeks Realty Corp. (Series B)                                     40,000         2,102,000
Pennsylvania Real Estate Investment Trust (Series A)                   59,000         3,569,500
ProLogis (Series G)                                                   120,000         3,027,600
                                                                                ---------------
TOTAL PREFERRED STOCKS -- 2.0% (Cost $10,179,446)                               $    11,327,100
                                                                                ---------------

CONVERTIBLE BONDS AND DEBENTURES

TECHNOLOGY
BEA Systems, Inc.-- 4% 2006                                       $ 2,000,000   $     2,010,000
LSI Logic Corporation -- 4% 2006                                    2,000,000         1,990,000
                                                                                ---------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 0.7% (Cost $3,840,000)                $     4,000,000
                                                                                ---------------

                                                                      FACE
NON-COVERTIBLE BONDS AND DEBENTURES                                  AMOUNT           VALUE
---------------------------------------------------------------   ------------  ----------------
CORPORATE -- 5.8%
Central Garden & Pet Company -- 9.125% 2013                       $  2,000,000  $      2,210,000
Host Marriott Corporation -- 9.25% 2007                              2,000,000         2,245,000
Lear Corporation -- 7.96% 2005                                       2,000,000         2,055,000
Manitowoc Company, Inc., The -- 10.5% 2012                           2,000,000         2,310,000
Metaldyne Corporation -- 11% 2012                                    2,000,000         1,650,000
OM Group, Inc. -- 9.25% 2011                                         4,000,000         4,280,000
Orbital Sciences Corporation -- 9% 2011                              3,000,000         3,390,000
PolyOne Corporation -- 10.625% 2010                                    950,000         1,073,500
Realty Income Corporation -- 8.25% 2008                              2,000,000         2,248,000
SpectraSite, Inc. -- 8.25% 2010                                      2,000,000         2,140,000
Unisys Corporation
  -- 7.875% 2008                                                     1,500,000         1,545,000
  -- 8.125% 2006                                                     2,000,000         2,117,500
Vicar Operating Inc. -- 9.875% 2009                                  3,000,000         3,345,000
Windmere Durable Holdings Inc. -- 10% 2008                           3,000,000         3,007,500
                                                                                ----------------
                                                                                $     33,616,500
                                                                                ----------------
U.S. GOVERNMENT AND AGENCIES -- 0.1%
Federal Home Loan Mortgage Corporation
    -- 6.5% 2023 (Interest Only)                                  $     95,032  $          4,574
    -- 10.15% 2006 (REMIC)                                                 430               430
Federal National Mortgage Association -- 6% 2029 (Interest Only)     1,883,784           374,402
Government National Mortgage Association (Mobile Home)
    -- 9.75% 2010                                                      359,531           385,513
                                                                                ----------------
                                                                                $        764,919
                                                                                ----------------

TOTAL NON-COVERTIBLE BONDS
   AND DEBENTURES -- 5.9% (Cost $32,767,297)                                     $    34,381,419
                                                                                ----------------

TOTAL INVESTMENT SECURITIES -- 94.2% (Cost $328,733,389)                         $   547,873,610
                                                                                ----------------

SHORT TERM INVESTMENTS
Short-term Corporate Notes:
   General Electric Capital Corporation -- 1.75% 1/3/05           $ 13,694,000  $     13,692,669
   International Lease Finance Corporation -- 2.26% 1/11/05         20,000,000        19,987,444
                                                                                ----------------

TOTAL SHORT-TERM INVESTMENTS -- 5.8% (Cost $33,680,113)                         $     33,680,113
                                                                                ----------------

TOTAL INVESTMENTS -- 100.0% (Cost $362,413,502)                                 $    581,553,723
Other assets and liabilities, net -- 0.0%                                                174,921
                                                                                ----------------

TOTAL NET ASSETS -- 100%                                                        $    581,728,644
                                                                                ================

*    Non-income producing securities

See notes to financial statements.

                                PORTFOLIO SUMMARY
                                December 31, 2004

                              COMMON STOCKS                                        85.6%
                              Producer Durable Goods                    15.9%
                              Energy                                    12.3%
                              Business Services & Supplies              12.1%
                              Healthcare                                11.1%
                              Retailing                                  9.1%
                              Technology                                 8.8%
                              Financial                                  7.6%
                              Entertainment                              5.3%
                              Materials                                  2.7%
                              Transportation                             0.7%
                              PREFERRED STOCKS                                      2.0%
                              CONVERTIBLE BONDS AND DEBENTURES                      0.7%
                              NON-CONVERTIBLE BONDS AND DEBENTURES                  5.9%
                              Corporate                                  5.8%
                              U.S. Government and Agencies               0.1%
                              SHORT-TERM INVESTMENTS                                5.8%
                                                                                -------

                              TOTAL NET ASSETS                                    100.0%
                                                                                =======

                             MAJOR PORTFOLIO CHANGES
                                   (Unaudited)
                         Quarter Ended December 31, 2004

                                                                                SHARES OR
                                                                               FACE AMOUNT
                                                                             ----------------
NET PURCHASES

COMMON STOCKS

Charles River Laboratories International, Inc.                                   265,000 shs.
Diebold, Incorporated (1)                                                         50,000 shs.
Engelhard Corporation                                                             40,000 shs.
Arthur J. Gallagher & Co.                                                        140,000 shs.
Invitrogen Corporation                                                            45,000 shs.

NET SALES

COMMON STOCKS

Advanced Fibre Communications, Inc. (2)                                          710,000 shs.
Black Box Corporation (2)                                                        260,800 shs.
Checkpoint Systems, Inc. (2)                                                      68,462 shs.
Inveresk Research Group, Inc. (2)                                                311,700 shs.
KEMET Corporation (2)                                                            200,000 shs.
Ocular Sciences, Inc. (2)                                                        150,000 shs.
TriQuint Semiconductor, Inc. (2)                                                 943,029 shs.

CONVERTIBLE SECURITY

Checkpoint Systems, Inc. -- 5.25% 2005 (2)                                   $   781,000

NON-CONVERTIBLE SECURITY

Avaya Inc. -- 11.125% 2009 (2)                                               $ 1,300,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION

                                  CALENDAR 2004

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                        (1)          (2)
                                         AMOUNT      ORDINARY     LONG-TERM
                                          PAID        INCOME     CAPITAL GAIN
              DATE PAID                PER SHARE     DIVIDENDS  DISTRIBUTIONS
              ----------------         ----------    ---------  -------------
              PREFERRED STOCK:
              03/15/2004               $     0.60    $    0.60             --
              06/15/2004                     0.60         0.60             --
              09/15/2004                     0.60         0.60             --
              12/15/2004                     0.60         0.60             --
                                       ----------    ---------  -------------
                    TOTAL              $     2.40    $    2.40             --
                                       ==========    =========  =============
              COMMON STOCK:
              03/15/2004               $     1.00    $  0.5990  $      0.4010
              06/15/2004                     1.00       0.0124         0.9876
              09/15/2004                     1.00       0.0124         0.9876
              12/15/2004                     1.00       0.0124         0.9876
                                       ----------    ---------  -------------
                    TOTAL              $     4.00    $  0.6362  $      3.3638
                                       ==========    =========  =============

                                   (UNAUDITED)

     The amount in column (1) is to be included as dividend income on your tax return and 45.3% of this amount is Qualified Dividend Income and qualifies for the 5% and 15% capital gains rates.

     In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and qualifies for the 5% and 15% capital gains rates.

     A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2004 tax returns. For corporate shareholders, 45.3% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2004. Therefore, Common shareholders will not receive a Form 2439 for 2004.

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

     The information above shows the cash distributions paid by Source Capital during 2004. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

     The distributions paid during the year were reinvested at a discount from the market price, and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 2004, $3.2870 per share; June 15, 2004, $3.1895 per share; September 15, 2004, $3.2500 per share;
December 15, 2004, $3.4750 per share.

STATE TAX INFORMATION:

     None of the amounts reported was derived from U.S. Treasury Securities.

     Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 7.8% of these gains was derived from assets held 1-2 years, 73.5% from assets held 5-6 years, and 18.7% from assets held more than 6 years.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                        DECEMBER 31, 2004
                                                                                -----------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $328,733,389) -- Note A                                             $     547,873,610
    Short-term investments -- at amortized cost
      (maturities 60 days or less) -- Note A                                           33,680,113   $   581,553,723
                                                                                -----------------
  Cash                                                                                                          782

  Receivable for:
    Accrued interest                                                            $         651,095
    Dividends                                                                             113,433           764,528
                                                                                -----------------   ---------------
                                                                                                    $   582,319,033

LIABILITIES
  Payable for:
    Advisory fees                                                               $         333,660
    Accrued dividends -- Preferred Stock                                                  196,921
    Accrued expenses                                                                       59,808           590,389
                                                                                -----------------   ---------------
TOTAL NET ASSETS -- December 31, 2004                                                               $   581,728,644
                                                                                                    ===============

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 1,074%) -- Note B                                              $    54,153,330
                                                                                                    ===============

  Net assets applicable to Common Stock -- $63.20 per share                                         $   527,575,314
                                                                                                    ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B                             $     5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 8,347,998 shares -- Note B                                                                8,347,998
  Additional Paid-in Capital                                                                            347,668,745
  Undistributed net investment income                                                                       214,807
  Undistributed net realized gain on investments                                                            449,237
  Unrealized appreciation of investments                                                                219,140,221
                                                                                                    ---------------
TOTAL NET ASSETS -- December 31, 2004                                                               $   581,728,644
                                                                                                    ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                       2004                               2003
                                                         --------------------------------    --------------------------------
INVESTMENT INCOME
   Income:
     Interest                                                              $    3,692,457                      $    3,729,915
     Dividends                                                                  4,674,521                           3,517,720
                                                                           --------------                      --------------
                                                                           $    8,366,978                      $    7,247,635

   Expenses -- Note C:
     Advisory fees                                       $    3,731,644                      $   3,089,995
     Transfer agent fees and expenses                           314,953                            288,755
     Reports to shareholders                                    181,168                            175,557
     Directors' fees and expenses                               115,967                            104,472
     Taxes, other than federal income tax                        75,825                             75,825
     Custodian fees and expenses                                 53,685                             48,071
     Registration and filing fees                                53,476                             32,432
     Legal and auditing fees                                     37,255                             33,822
     Other expenses                                              43,616         4,607,589           50,226          3,899,155
                                                         --------------    --------------    -------------     --------------
          Net investment income -- Note A                                  $    3,759,389                      $    3,348,480
                                                                           --------------                      --------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments:
     Proceeds from sale of investment securities
        (excluding short-term corporate notes with
        maturities 60 days or less)                      $  134,795,151                      $ 140,866,163
     Cost of investment securities sold                     105,821,310                        105,352,982
                                                         --------------                      -------------
          Net realized gain on investments --
             Notes A and D                                                 $   28,973,841                      $   35,513,181
Unrealized appreciation of investments:
     Unrealized appreciation at beginning of year        $  159,709,723                      $  44,501,199
     Unrealized appreciation at end of year                 219,140,221                        159,709,723
                                                         --------------                      -------------
          Increase in unrealized appreciation of
            investments                                                        59,430,498                         115,208,524
                                                                           --------------                      --------------
            Net realized and unrealized gain on
              investments                                                  $   88,404,339                      $  150,721,705
                                                                           --------------                      --------------
NET INCREASE IN TOTAL NET ASSETS
  RESULTING FROM OPERATIONS                                                $   92,163,728                      $  154,070,185
                                                                           ==============                      ==============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                                       2004                               2003
                                                         --------------------------------    --------------------------------
INCREASE IN TOTAL NET ASSETS
Operations:
   Net investment income                                 $    3,759,389                      $   3,348,480
   Net realized gain on investments
     -- Notes A and D                                        28,973,841                         35,513,181
   Increase in unrealized appreciation of investments        59,430,498                        115,208,524
                                                         --------------                      -------------
Increase in total net assets resulting from operations                     $   92,163,728                      $  154,070,185
Distributions to Preferred shareholders:
   From net investment income                            $   (3,544,582)                     $  (4,171,681)
   From net realized capital gains                           (1,181,527)       (4,726,109)        (554,427)        (4,726,108)
                                                         --------------                      -------------
Distributions to Common shareholders from net realized
   capital gains                                                              (33,146,891)                        (28,645,415)
Proceeds from shares issued for distributions
   reinvested by shareholders -- Note B                                         6,189,190                           5,374,229
                                                                           --------------                      --------------
Increase in total net assets                                               $   60,479,918                      $  126,072,891

TOTAL NET ASSETS
Beginning of year, including
   undistributed net investment income of
   zero and $823,201 at December 31, 2003
   and 2002, respectively                                                     521,248,726                         395,175,835
                                                                           --------------                      --------------
End of year, including
   undistributed net investment income of
   $214,807 and zero at December 31, 2004
   and 2003, respectively                                                  $  581,728,644                      $  521,248,726
                                                                           ==============                      ==============

See notes to financial statements.

                        NOTICE OF SOURCE OF DISTRIBUTIONS
                                   (Unaudited)
                               (Common Stock Only)

     Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                                     SOURCE OF DISTRIBUTIONS
                                                   ---------------------------
                                      AMOUNT          NET
                                       PAID        INVESTMENT     NET REALIZED
               DATE PAID             PER SHARE       INCOME      CAPITAL GAINS
              ----------             ---------     ----------    -------------
               3/15/2004             $    1.00             --    $        1.00
               6/15/2004                  1.00             --             1.00
               9/15/2004                  1.00             --             1.00
              12/15/2004                  1.00             --             1.00
                                     ---------     ----------    -------------
                                     $    4.00             --    $        4.00
                                     =========     ==========    =============

See page 9 for federal income tax information.

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of Common Stock outstanding throughout each year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004           2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Common Stock:
Per share operating performance:
Net asset value at beginning of year            $     56.62     $     41.90     $     55.45     $     48.62     $     50.70
                                                -----------     -----------     -----------     -----------     -----------
Income from investment operations:
   Net investment income                        $      0.45     $      0.41     $      0.49     $      0.54     $      0.70
   Net realized and unrealized gain (loss)
       on investment securities                       10.65           18.36           (8.97)          11.40            4.20
                                                -----------     -----------     -----------     -----------     -----------
     Total from investment operations           $     11.10     $     18.77     $     (8.48)    $     11.94     $      4.90
                                                -----------     -----------     -----------     -----------     -----------

Distributions to Preferred shareholders:
   From net investment income                   $     (0.43)    $     (0.51)    $     (0.49)    $     (0.59)    $     (0.61)
   From net realized capital gains                    (0.14)          (0.06)          (0.10)             --              --
Distributions to Common shareholders:
   From net investment income                            --              --              --           (0.30)             --
   From net realized gains                            (4.00)          (3.50)          (4.60)          (4.30)          (6.41)
                                                -----------     -----------     -----------     -----------     -----------
     Total distributions                        $     (4.57)    $     (4.07)    $     (5.19)    $     (5.19)    $     (7.02)
                                                -----------     -----------     -----------     -----------     -----------

Effect of shares issued for distributions
   reinvested by shareholders                   $      0.05     $      0.02     $      0.12     $      0.08     $      0.04
                                                -----------     -----------     -----------     -----------     -----------
Net asset value at end of year                  $     63.20     $     56.62     $     41.90     $     55.45     $     48.62
                                                ===========     ===========     ===========     ===========     ===========
Per share market value at end of year           $     71.54     $     59.38     $     52.85     $     61.02     $     52.69
Total investment return(1)                             28.4%           20.6%           (6.2)%          26.0%           24.1%
Net asset value total return(2)                        19.5%           45.7%          (17.1)%          24.7%            9.6%

Ratios/supplemental data:
   Net assets at end of year (in thousands)     $   581,729     $   521,249     $   395,176     $   498,726     $   437,611
   Ratios based on average net assets
     applicable to Common Stock:
     Expenses(3)                                       0.95%           0.99%           0.99%           0.97%           1.00%
     Net Income(3)                                     0.77%           0.85%           0.99%           1.07%           1.46%
   Ratios based on average net assets:
     Expenses(3)                                       0.85%           0.87%           0.87%           0.85%           0.87%
     Net Income(3)                                     0.69%           0.75%           0.87%           0.95%           1.28%
   Portfolio turnover rate                            22.86%          18.43%          16.62%          25.13%          18.55%

Preferred Stock:
Total shares outstanding(4)                       1,969,212       1,969,212       1,969,212       1,969,212       1,969,212
Asset coverage per share(4)                     $    295.41     $    264.70     $    200.68     $    253.26     $    222.23
Involuntary liquidation preference per share    $     27.50     $     27.50     $     27.50     $     27.50     $     27.50
Average market value per share(5)               $     34.04     $     31.87     $     31.15     $     30.05     $     27.87

(1)  Based on market value per share, adjusted for reinvestment of distributions

(2) Based on net asset value per share, adjusted for reinvestment of distributions

(3)  Does not reflect the effect of dividend payments to Preferred shareholders

(4)  Information shown as of the end of the year

(5)  The average of all month-end market values during each year

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

     Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

     1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ official Closing Price. If there was not a sale that day securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

     2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to shareholders in accordance with the minimum distribution requirements of the Code.

     3. USE OF ESTIMATES--The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

     4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

     The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 1,074% and 963% at December 31, 2004 and 2003, respectively.

     During the years ended December 31, 2004, and 2003, the Company issued 98,799 and 109,926 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

     For the years ended December 31, 2004, and 2003, the Company paid aggregate fees of $114,500 and $102,500, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 2004, and 2003, the Company incurred legal fees of $5,755 and $1,822, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is a retired partner of that firm.

NOTE D--PURCHASES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $116,837,216 and $77,307,557 for the years ended December 31, 2004, and 2003, respectively. Realized gains and losses are based on the specific identification method.

     All of the amounts reported in the financial statements at December 31, 2004, were the same for federal income tax and financial reporting purposes. A permanent difference of $323,727 as of December 31, 2004, was reclassified from Undistributed Net Realized Gain on Investments to Additional Paid-in Capital. The permanent difference related to the accounting for market discount on Common Shares issued under the Dividend Reinvestment Plan, which differs between income tax regulations and accounting principles generally accepted in the United States of America. Gross unrealized appreciation and depreciation for all investments at December 31, 2004, for federal income tax and financial reporting purposes was $219,920,589 and $780,368 respectively. Refer to page 9 for detailed information regarding the tax character of distributions paid during the year ended December 31, 2004.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

     We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2004 and the related statements of operations, changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Source Capital, Inc. for each of the two years in the period ended December 31, 2001 were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 2004, the results of its operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Los Angeles, California
February 4, 2005

                             DIRECTORS AND OFFICERS
                                   (UNAUDITED)

                                                                                                           NUMBER OF
                                                                                                         PORTFOLIOS IN
                                                TERM OF OFFICE AND                                       FUND COMPLEX
        NAME, AGE &              POSITION(S)       LENGTH OF               PRINCIPAL OCCUPATION(S)        OVERSEEN BY      OTHER
          ADDRESS               WITH COMPANY      TIME SERVICED            DURING THE PAST 5 YEARS          DIRECTOR   DIRECTORSHIPS
------------------------------  ------------  ---------------------  ----------------------------------- ------------- -------------
Willard H. Altman, Jr. - (69)*  Director      Term: 1 Year           Retired. Formerly, until 1995,            6
11400 W. Olympic Blvd.                        Time Served: 7 Years   Partner of Ernst & Young LLP a
Suite 1200                                                           public accounting firm.
Los Angeles, CA 90064

Wesley E. Bellwood - (81)*      Director      Term: 1 Year           Retired. Formerly, until 1999,            1
11400 W. Olympic Blvd.                        Time Served: 25 Years  Chairman Emeritus and director of
Suite 1200                                                           Wynn's International, Inc.
Los Angeles, CA 90064

David Rees - (81)*              Director      Term: 1 Year           Private investor. Formerly                1       International
11400 W. Olympic Blvd.                        Time Served: 37 Years  President and Chief Executive                     Institute of
Suite 1200                                                           Officer of the International                      Los Angeles
Los Angeles, CA 90064                                                Institute of Los Angeles. Formerly
                                                                     until 1995, the Senior Editor of
                                                                     Los Angeles Business Journal.

Paul G. Schloemer - (76)*       Director      Term: 1 Year           Retired President and Chief               1
11400 W. Olympic Blvd.                        Time Served: 6 Years   Executive Officer (1984-1993) of
Suite 1200                                                           Parker Hannifin Corporation.
Los Angeles, CA 90064

Lawrence J. Sheehan - (72)*     Director      Term: 1 Year           Retired. Formerly Partner (1969 to        5
11400 W. Olympic Blvd.                        Time Served: 14 Years  1994) and of counsel employee (1994
Suite 1200                                                           to 2002) of the firm of O'Melveny &
Los Angeles, CA 90064                                                Meyers LLP, legal counsel to the
                                                                     Company.

Eric S. Ende - (60)             Director,     Term: 1 Year           Senior Vice President of the              3
11400 W. Olympic Blvd.          President &   Time Served: 5 Years   Adviser.
Suite 1200                      Chief
Los Angeles, CA 90064           Investment
                                Officer

Steven R. Geist - (51)          Senior Vice   Time Served: 9 Years   Vice President of the Adviser.
11400 W. Olympic Blvd.          President &
Suite 1200                      Fixed-Income
Los Angeles, CA 90064           Manager

J. Richard Atwood - (44)        Treasurer     Time Served: 8 Years   Principal and Chief Operating                     First Pacific
11400 W. Olympic Blvd.                                               Officer of the Adviser. President                 Advisors,
Suite 1200                                                           of FPA Fund Distributors, Inc.                    Inc., and
Los Angeles, CA 90064                                                                                                  FPA Fund
                                                                                                                       Distributors,
                                                                                                                       Inc.

Sherry Sasaki - (50)            Secretary     Time Served: 23 Years  Assistant Vice President and
11400 W. Olympic Blvd.                                               Secretary of the Adviser and of FPA
Suite 1200                                                           Fund Distributors, Inc.
Los Angeles, CA 90064

Christopher H. Thomas - (47)    Assistant     Time Served: 10 Years  Vice President and Controller of                  FPA Fund
11400 W. Olympic Blvd.          Treasurer                            the Adviser and of FPA Fund                       Distributors,
Suite 1200                                                           Distributors, Inc.                                Inc.
Los Angeles, CA 90064

*    Audit committee member

     The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

     The Company's complete proxy voting record for the 12 months ended June 30, 2004, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

     The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2003 was submitted to the NYSE on May 28, 2004.

                              SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER
SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660-2108
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:   SOR    Common Stock
           SOR+   Preferred Stock

                           DIVIDEND REINVESTMENT PLAN

     Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Mellon Investor Services LLC, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.

     A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

     Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

     For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

     In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

     All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.        Code of Ethics.

               (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

               (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

               (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.        Principal Accountant Fees and Services.

                                                 2003               2004
               (a)       Audit Fees              $ 27,000           $ 27,380
               (b)       Audit Related Fees           -0-                -0-
               (c)       Tax Fees                $  5,000           $  5,765
               (d)       All Other Fees               -0-                -0-

               (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement,
                         (ii) the
                         registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

               (e)(2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph
                         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

               (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

               (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

               (h) Disclose whether the registrant's audit committee of the board of director has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable.

Item 5.        Audit Committee of Listed Registrants.

               (a) The registrant has a standing audit committee. The members of the audit committee are: David Rees, chairman; Willard H. Altman, Jr.; Wesley E. Bellwood; Paul G. Schloemer and Lawrence J. Sheehan.

               (b)       Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors has delegated to First Pacific Advisors, Inc. ("Adviser"), the registrant's investment adviser, the responsibility to vote proxies relating to portfolio securities held by the registrant. The Adviser is the investment adviser to mutual funds and separately managed accounts. As such, the Adviser has been delegated the authority to vote proxies with respect to the investments held in its client accounts, unless the client has specifically retained such authority in writing. It is the Adviser's duty to vote proxies in the best interests of clients in a timely and responsive manner. In deciding to delegate this responsibility to the Adviser, the board of directors reviewed and approved the policies and procedures that the Adviser follows and procedures followed if a vote presents a conflict between the interests of the registrant and its shareholders and the Adviser, and its other clients.

POLICY

First Pacific Advisors, Inc. ("Adviser") acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies ("RIC clients") and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients). The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing. The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client's account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the Investment Company Act of 1940, as amended ("1940 Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's guidelines (see "Guidelines" below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below:

     VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

     OBTAIN CONSENT OF CLIENTS. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

     CLIENT DIRECTIVE TO USE AN INDEPENDENT THIRD PARTY. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as above. Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer;
(iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

     CLIENT MAINTAINS PROXY VOTING AUTHORITY. Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

     TERMINATED ACCOUNT. Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination. However, the client may specify in writing who the proxies shall be forwarded to.

     SECURITIES NO LONGER HELD. The Adviser may refrain from voting proxies received for securities which are no longer held by the client's account.

     SECURITIES LENDING PROGRAMS. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote is materially important to the client's account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients' accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

     WHEN VOTING TELEPHONICALLY. The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account's file. Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

     WHEN VOTING MANUALLY. Sign and date after manually checking each proposal being voted and send through the regular postal service. A copy of the proxy is filed in the account's file. Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

     WHEN VOTING ELECTRONICALLY. Go online and vote each proxy as designated. A confirmation is then returned through e-mail. These confirmations are printed and are then filed with the proxy in the account's file. Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting. See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.   these proxy voting policies and procedures, and all amendments thereto;
2. all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);
3.   a record of all votes cast on behalf of clients;
4.   records of all client requests for proxy voting information;
5. any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6. all records relating to requests made to clients regarding conflicts of interest in voting the proxy. These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.    Issues regarding the issuer's Board entrenchment and anti-takeover            Oppose
      measures such as the following:

   1. Proposals to stagger board members' terms;
   2. Proposals to limit the ability of shareholders to call special meetings;
   3. Proposals to require super majority votes;
   4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
   5. Proposals regarding "fair price" provisions;
   6. Proposals regarding "poison pill" provisions; and
   7. Permitting "green mail."

2.    Providing cumulative voting rights                                            Oppose

3.    "Social issues," unless specific client guidelines supersede                  Oppose

4.    Election of directors recommended by management, except if there is           Approve
      a proxy fight

5.    Election of independent auditors recommended by management, unless            Approve
      seeking to replace if there exists a dispute over policies

6.    Date and place of annual meeting                                              Approve

7.    Limitation on charitable contributions or fees paid to lawyers                Approve

8.    Ratification of directors' actions on routine matters since previous          Approve

      annual meeting

9.    Confidential voting                                                           Approve

   Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

   The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.   Limiting directors' liability                                                 Approve

11.   Eliminate preemptive right                                                    Approve

   Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements' ability to raise new capital

   The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.   Employee Stock Purchase Plan                                                  Approve

13.   Establish 401(k) Plan                                                         Approve

14.   Pay director solely in stocks                                                 Case-by-case

15.   Eliminate director mandatory retirement policy                                Case-by-case

16.   Rotate annual meeting location/date                                           Case-by-case

17.   Option and stock grants to management and directors                           Case-by-case

18.   Allowing indemnification of directors and/or officers after reviewing         Case-by-case
      the applicable laws and extent of protection requested

19.   Sale of assets, divisions, product rights, etc.                               Case-by-case

20.   Other business that may arise at the annual meeting                           Case-by-case

21.   Other issues not included on this list                                        Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, INC.
REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, Inc. ("Adviser") retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account. If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Compliance Officer, First Pacific Advisors, Inc., 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.
               Not Applicable. Item is only applicable for annual reports for the year ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.       Controls and Procedures.

               (a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

               (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.       Exhibits.

               (a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

               (a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

               (a)(3)    Not Applicable

               (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ ERIC S. ENDE
   ---------------------------------
    Eric S. Ende, President

Date: March 7, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
     J. Richard Atwood, Treasurer

Date: March 7, 2005